REGIONS TREASURY MONEY MARKET FUND
REGIONS GROWTH FUND

(Portfolios of Regions Funds)

SUPPLEMENT TO THE COMBINED PROSPECTUS DATED JANUARY 31, 2000, REVISED JUNE 30, 2000

Under the section entitled PORTFOLIO MANAGERS which begins on page 26 of the prospectus, please delete the biography of John Steiner, portfolio manager of Regions Growth Fund, in its entirety and replace it with the following biographies as portfolio managers for Regions Growth Fund.

JACK F. ANDERSON

Vice President and Portfolio Manager. Responsible for the day-to-day management of the Regions Growth Fund. Duties include management of personal trust and employee benefit trust accounts as well as management of the Capital Investment Common Trust Fund, Personal Trust Common Stock Fund and is a member of the Investment Strategy Committee. Experience: forty-two years banking experience, with 37 of those years in investments, and 27 years with Regions Bank.
Education: B.S., Economics, Norbert College, 1955. Affiliations: Alabama Security Dealers Association and National Security Trader Association.

JAMES MICHAEL PHEBUS, JR., CFA

Vice President and Portfolio Manager. Responsible for the day-to-day management of the Regions Growth Fund. Also, is responsible for Regions LifeSpan Asset Allocation Models as well as serves as a member of the Capital Management Group as a portfolio manager and analyst. Experience: nine years investment management experience. Joined Regions Bank in January of 1998 with 3 years commercial banking experience and 3 years fixed income trading and analysis with a regional brokerage firm. Education: M.B.A., Samford University, 1993; B.S., Commerce and Business Administration, University of Alabama, 1991. Affiliations: Member, Chartered Financial Analysts, Member & Board of Directors, Alabama Society of Financial Analysts and Association for Investment Management and Research.

L. ARTHUR JONES, CFA

Portfolio Manager and Analyst. Responsible for the day-to-day management of the Regions Growth Fund. Also, serves as a member of the Capital Management Group as a manager and analyst. Experience: four years investment analysis and portfolio management. Education: B.A. History, University of Virginia, 1986; McIntyre School of Commerce, 1986; MBA, Terry College of Business, University of Georgia, 1996. Chartered Financial Analyst. Affiliations: Alabama Society of Financial Analysts.

Please add the following biographies to the section entitled PORTFOLIO MANAGERS as portfolio managers for Regions Treasury Money Market Fund.

JOHN B. NORRIS V

Vice President and Portfolio Manager. Responsible for the day-to-day management of the Regions Treasury Money Market Fund. Also serves as the director of Institutional Investment Services for the Capital Management Group, which is responsible for providing advisory services to institutional investors and high-net-worth individuals. His institutional duties also include asset allocation, investment policy formulation, mutual fund/money manager services, and performance reporting. Experience: Nine years in investment management and/or banking. Education: B.A., History, Wake Forest University, 1990; M.B.A., Management, University of Baltimore, 1994; member of the Institute of Certified Investment Management.

MELISSA K. WOODLEY

Investment Analyst. Responsible for the day-to-day management of the Regions Treasury Money Market Fund. Also serves as the investment analyst for the Capital Management Group with duties that include performance measurement and research support. Previously held the position as the Administrator for the Regions Family of Funds, which included monitoring fund performance, fund compliance, marketing, and broker assistance. Experience: three years of investment management and/or banking. Education: B.S., Finance, University of Alabama at Birmingham, 1999.

                                                                October 31, 2000






[Graphic]

Federated Securities Corp., Distributor

CUSIP 75913Q886
CUSIP 75913Q878
CUSIP 75913Q308
CUSIP 75913Q407

25877 (10/00)                                                           515576